UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 2, 2024

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202

(Address of Principal Executive Office)

(513) 397-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 2, 2024 (the “Closing Date”), Cincinnati Bell Inc., an Ohio corporation (the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests of CBTS LLC and CBTS Extended Territories LLC, which directly or indirectly hold all of the issued and outstanding equity interests in the subsidiaries of the Company that operate the Company’s IT services business and operations supporting enterprise business customers with technology solutions and services including application modernization, cybersecurity, IT consulting, cloud, unified communications, and infrastructure solutions, to CBTS Borrower, LLC, a Delaware limited liability company (“Purchaser”), pursuant to the Equity Purchase Agreement, dated February 2, 2024 (the “Purchase Agreement”), by and among the Company, Purchaser and, solely for certain purposes set forth in the Purchase Agreement, CBTS LLC, for $670,000,000 in cash, subject to certain adjustments set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2024 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements concerning plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to acquisitions and restructuring, business trends, statements regarding the merger and the expected timetable for completing the merger, are forward-looking statements. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this report.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024

Unaudited Pro Forma Condensed Consolidated Statement of Operations for each of the fiscal years ended December 31, 2023 and December 31, 2022

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

A pro forma statement of operations for the year ended December 31, 2021 has been omitted from the pro forma financial information being provided based on a waiver received by the Company from the SEC.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company dated as of September 30, 2024, included in Exhibit 99.1, gives effect to the Disposition Adjustments and Other Transaction Adjustments described therein as if they had occurred or become effective on September 30, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and the years ended December 31, 2023, and 2022, which are also included in Exhibit 99.1, give effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on January 1, 2022, the beginning of the earliest period presented. Other Transaction Adjustments are only presented within the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024, and the year ended December 31, 2023.

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of February 2, 2024, among Cincinnati Bell Inc., CBTS Borrower, LLC and CBTS LLC.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Cincinnati Bell Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*Schedules, exhibits and annexes to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules, exhibits and annexes upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	December 5, 2024	By:	/s/ Mary E. Talbott
Name: Mary E. Talbott Title: Chief Legal Officer

Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On December 2, 2024 (the “Closing Date”), Cincinnati Bell Inc., an Ohio corporation (the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests of CBTS LLC and CBTS Extended Territories LLC (collectively, the “Divested Business” or “CBTS”), which directly or indirectly hold all of the issued and outstanding equity interests in the subsidiaries of the Company that operate the Company’s IT services business and operations supporting enterprise business customers with technology solutions and services including application modernization, cybersecurity, IT consulting, cloud, unified communications, and infrastructure solutions, to CBTS Borrower, LLC, a Delaware limited liability company (“Purchaser”), pursuant to the Equity Purchase Agreement, dated February 2, 2024 (the “Purchase Agreement”), by and among the Company, Purchaser and, solely for certain purposes set forth in the Purchase Agreement, CBTS LLC, for $670,000,000 in cash, subject to certain adjustments set forth in the Purchase Agreement (the “Transaction”), as further described in Note 1, Description of the Disposition and Basis of Presentation.

The following unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements, prepared based on the most reliable information available to management, along with their estimates, and in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the Final Rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” (“Article 11 of Regulation S-X”). The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative and informational purposes only and are not intended to represent what the Company’s results of operations or financial position would have been had the Transaction occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements also should not be considered indicative of the Company’s future results of operations or financial position. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to various factors.

The unaudited pro forma condensed consolidated financial statements as of September 30, 2024, and for the nine months ended September 30, 2024, the years ended December 31, 2023 and 2022 should be read in conjunction with:

•
The accompanying notes to the unaudited pro forma condensed consolidated financial statements;
•
The Company’s historical audited consolidated financial statements and accompanying notes for the year ended December 31, 2023 which were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), included in the Company's annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2024; and
•
The Company's historical unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2024, which were prepared in accordance with U.S. GAAP, included in the Company's quarterly report on Form 10-Q filed with the SEC on November 7, 2024.

Pro forma accounting adjustments are prepared using the assumptions set forth in the notes to the pro forma financial information. The results set forth in the notes to the pro forma financial information reflect preliminary estimates of the Transaction accounting adjustments.

The Company’s historical consolidated financial statements have been adjusted in accordance with Article 11 of Regulation S-X in the accompanying unaudited pro forma condensed consolidated financial statements and related notes to give effect to the following pro forma Transaction accounting adjustments further described in Note 2, Pro Forma Adjustments and Assumptions:

•
Disposition Adjustments:
o
The separation and transfer of the operations, assets, and liabilities included in the Company’s historical financial results directly attributable to the Divested Business in accordance with the Accounting Standards Codification (“ASC”) 360, Property, Plant, and Equipment (“ASC 360”), and discontinued operations as prescribed by ASC 205, Presentation of Financial Statements (“ASC 205”) to Purchaser; and
o
Adjustments to reflect the receipt of consideration in the Transaction, net of estimated transaction costs and closing costs (including an estimate of closing costs that would have been incurred to complete the Transaction).
•
Other Transaction Adjustments:
o
Adjustments to reflect contractual arrangements that are directly attributable to the Transaction consisting of (i) a Transition Services Agreement (“TSA”) between the Company and Purchaser and (ii) the payment of cash awards to certain employees in connection with consummation of the Transaction.

The unaudited pro forma condensed consolidated financial statements do not include autonomous entity adjustments or management adjustments to reflect any potential synergies or dis-synergies that may arise from or in connection with the Transaction.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 gives effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on September 30, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024, the years ended December 31, 2023 and 2022, give effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on January 1, 2022, the beginning of the earliest period presented. Other Transaction Adjustments are only presented within the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024, and the year ended December 31, 2023. Further information on the unaudited pro forma condensed consolidated financial statements is provided in Note 1, Description of the Disposition and Basis of Presentation.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2024

(Dollars in millions)

		Pro Forma Adjustments
	Historical	Disposition Adjustments (Note 2(a))	Notes	Other Transaction Adjustments	Notes	Pro Forma
Assets
Current assets
Cash and cash equivalents	$4.6	$662.5	2(b), 2(e)	$(23.0)	2(f)	$644.1
Receivables, less allowances of $15.2	90.6	—		—		90.6
Inventory, materials and supplies	80.3	—		—		80.3
Other current assets	35.2	—		—		35.2
Current assets held for sale from discontinued operations	344.2	(344.2)		—		—
Total current assets	554.9	318.3		(23.0)		850.2
Property, plant and equipment, net	2,565.2	—		—		2,565.2
Operating lease right-of-use assets	73.9	—		—		73.9
Goodwill	566.7	—		—		566.7
Intangible assets, net	367.8	—		—		367.8
Other noncurrent assets	165.2	—		—		165.2
Noncurrent assets held for sale from discontinued operations	588.4	(588.4)		—		—
Total assets	$4,882.1	$(270.1)		$(23.0)		$4,589.0
Liabilities and Shareowners’ Equity
Current liabilities
Current portion of long-term debt	$25.7	$—		$—		$25.7
Accounts payable	148.1	—		—		148.1
Other current liabilities	120.1	—		—		120.1
Current liabilities held for sale from discontinued operations	291.9	(275.5)		(16.4)	2(f)	—
Total current liabilities	585.8	(275.5)		(16.4)		293.9
Long-term debt, less current portion	2,068.1	—		—		2,068.1
Operating lease liabilities	69.5	—		—		69.5
Other noncurrent liabilities	421.7	19.7	2(d)	(1.6)	2(h)	439.8
Noncurrent liabilities held for sale from discontinued operations	83.7	(83.7)		—		—
Total liabilities	3,228.8	(339.5)		(18.0)		2,871.3
Shareowners’ equity
Additional paid-in capital	2,116.1	—		—		2,116.1
Accumulated deficit	(487.4)	62.1	2(d)	(5.0)	2(f), 2(h)	(430.3)
Accumulated other comprehensive income	24.6	7.3	2(c)	—		31.9
Total shareowners' equity	1,653.3	69.4		(5.0)		1,717.7
Total liabilities and shareowners’ equity	$4,882.1	$(270.1)		$(23.0)		$4,589.0

The accompanying Notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Nine Months Ended September 30, 2024

(Dollars in millions)

		Pro Forma Adjustments
	Historical	Disposition Adjustments (Note 2(a))	Other Transaction Adjustments	Notes	Pro Forma
Revenue	$819.1	$—	$—		$819.1

Costs and expenses
Cost of services and products, excluding items below	398.2	—	—		398.2
Selling, general and administrative, excluding items below	191.4	—	—		191.4
Depreciation and amortization	237.8	—	—		237.8
Restructuring and severance related charges	0.8	—	—		0.8
Transaction costs	0.1	—	—		0.1
Impairment of assets	3.1	—	—		3.1
Total operating costs and expenses	831.4	—	—		831.4
Operating loss	(12.3)	—	—		(12.3)
Interest expense	133.5	—	—		133.5
Other components of pension and postretirement benefit plans benefit	(4.7)	—	—		(4.7)
Other income, net	(16.1)	—	—		(16.1)
Loss from continuing operations before income taxes	(125.0)	—	—		(125.0)
Income tax expense	30.2	—	—		30.2
Net loss from continuing operations	$(155.2)	$—	$—		$(155.2)

The accompanying Notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Year Ended December 31, 2023

(Dollars in millions)

		Pro Forma Adjustments
	Historical	Disposition Adjustments (Note 2(a))	Other Transaction Adjustments	Notes	Pro Forma
Revenue	$1,817.3	$(717.2)	$—		$1,100.1

Costs and expenses
Cost of services and products, excluding items below	1,008.3	(474.6)	(0.7)	2(g)	533.0
Selling, general and administrative, excluding items below	425.4	(158.6)	(0.1)	2(g)	266.7
Depreciation and amortization	449.6	(80.1)	—		369.5
Restructuring and severance related charges	13.8	(3.0)	—		10.8
Transaction costs	2.9	(2.5)	—		0.4
Total operating costs and expenses	1,900.0	(718.8)	(0.8)		1,180.4
Operating loss	(82.7)	1.6	0.8		(80.3)
Interest expense	161.2	(1.0)	—		160.2
Other components of pension and postretirement benefit plans expense	0.7	—	—		0.7
Other income, net	(17.6)	(0.3)	—		(17.9)
Loss from continuing operations before income taxes	(227.0)	2.9	0.8		(223.3)
Income tax (benefit) expense	(34.3)	0.7	0.2	2(h)	(33.4)
Net loss from continuing operations	$(192.7)	$2.2	$0.6		$(189.9)

The accompanying Notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For The Year Ended December 31, 2022

(Dollars in millions)

		Pro Forma Adjustments
	Historical	Disposition Adjustments (Note 2(a))	Pro Forma
Revenue	$1,796.0	$(704.5)	$1,091.5

Costs and expenses
Cost of services and products, excluding items below	987.8	(469.6)	518.2
Selling, general and administrative, excluding items below	392.4	(148.1)	244.3
Depreciation and amortization	497.1	(88.3)	408.8
Loss on impairment of long-lived assets	2.7	—	2.7
Restructuring and severance related charges	2.0	(2.0)	—
Transaction costs	11.3	(7.7)	3.6
Total operating costs and expenses	1,893.3	(715.7)	1,177.6
Operating loss	(97.3)	11.2	(86.1)
Interest expense	90.1	(0.6)	89.5
Other components of pension and postretirement benefit plans benefit	(7.8)	—	(7.8)
Other income, net	(13.6)	2.1	(11.5)
Loss from continuing operations before income taxes	(166.0)	9.7	(156.3)
Income tax (benefit) expense	(35.1)	2.3	(32.8)
Net loss from continuing operations	$(130.9)	$7.4	$(123.5)

The accompanying Notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

1. Description of the Disposition and Basis of Presentation

The Disposition

On December 2, 2024, Cincinnati Bell completed the previously announced Transaction, pursuant to the Purchase Agreement. Pursuant to terms of the Purchase Agreement, Purchaser has agreed to acquire the Divested Business for 670,000,000 in cash, subject to certain adjustments set forth in the Purchase Agreement.

At the end of the first quarter of 2024, the Company determined that the criteria for held-for-sale as prescribed in ASC 360 and discontinued operations as prescribed by ASC 205 were met, constituting a significant disposition. The Company presented the Divested Business in its quarterly report on Form 10-Q for the quarter ended September 30, 2024 as held-for-sale as of September 30, 2024, and December 31, 2023, and as discontinued operations for the three and nine months ended September 30, 2024 and September 30, 2023.

The Basis of Presentation

The unaudited pro forma condensed consolidated financial statements and related notes are prepared in accordance with Article 11 of Regulation S-X. While the historical consolidated financial statements reflect the Company’s past financial results, the pro forma condensed consolidated financial statements are included solely for informational purposes and are intended to illustrate how the Transaction might have affected the historical consolidated financial statements had it been completed earlier, as indicated herein:

•
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024, as adjusted, gives effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on September 30, 2024;
•
The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and the year ended December 31, 2023, as adjusted, give effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on January 1, 2022. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2022 gives effect to the Disposition Adjustments and does not give effect to the Other Transaction Adjustments.

The unaudited pro forma condensed consolidated financial statements Disposition Adjustments column presents adjustments for the removal of historical operations of the Divested Business and the addition of intercompany revenue and expense from continuing operations of the Company previously eliminated within consolidation to illustrate the separation and transfer of the operations, assets, and liabilities of the Company’s historical financial results in accordance with ASC 205 and ASC 360 to Purchaser for each respective period.

The unaudited pro forma condensed consolidated financial statements do not project the Company’s future consolidated financial statements, nor are they intended to represent or indicate the actual consolidated financial statements that the Company would have had if the Transaction had occurred on the indicated dates. Furthermore, the unaudited pro forma condensed consolidated financial statements do not reflect the realization of any expected cost savings, synergies, or dis-synergies resulting from the Transaction, and they do not encompass all actions that the Company may undertake subsequent to the closing of the Transaction.

2. Pro Forma Adjustments

Adjustments included in the Pro Forma Adjustments column in the accompanying unaudited pro forma condensed consolidated financial statements are as follows:

a)
Disposition Adjustments: The Disposition Adjustments columns of the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Condensed Consolidated Statements of Operations represent the Pro Forma Adjustments to historical financial results directly attributable to the Transaction in accordance with ASC 205. This reflects the separation of the discontinued operations, including the elimination of associated assets, liabilities, equity, and income (loss) attributable to the Transaction, that were included in the Company’s historical financial statements. In accordance with ASC 205, the amounts exclude general corporate overhead costs that were historically allocated to the Divested Business and do not meet the requirements to be presented in discontinued operations. Such allocations included labor and non-labor expenses related to the Divested Business’s corporate support functions (e.g., finance, accounting, tax, treasury, information technology, human resources, and legal, among others). Further, the amounts exclude revenue and expenses associated with certain of the Company's legacy Communications customers and operations generated by Hawaiian Telcom that are outside of the scope of the Divested Business. As the Company determined that the criteria for discontinued operations as prescribed by ASC 205 were met as of March 31, 2024, the adjustments directly attributable to the Transaction are reflected within the Company's historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2024.
b)
Reflects the estimated net cash proceeds received from the closing of the Transaction of $670.0 million.

The adjustment to Cash and cash equivalents represents the pro forma impact on net cash proceeds received as of September 30, 2024. The final sales price is subject to change based on adjustments to transaction costs and post-closing working capital adjustments as defined in the Purchase Agreement. Thus, the final net cash proceeds will be determined subsequent to the closing of the Transaction and may differ from the adjustment mentioned herein:

$ in millions	Amount
Pro forma Disposition Adjustments
Total cash proceeds from the Transaction	$670.0
Estimated transaction and closing costs - see note (e)	(7.5)
Net cash proceeds pro forma transaction accounting adjustments to Cash and cash equivalents	$662.5

c)
This adjustment represents the release of currency translation adjustments directly attributed to the Divested Business in the amount of $7.3 million.
d)
Estimated gain on the sale of CBTS, assuming Cincinnati Bell completed the sale as of September 30, 2024, is as follows:

$ in millions	Amount
Pro forma Disposition Adjustments
Net cash proceeds from the Transaction	$662.5
Net assets of the Divested Business	(573.4)
Accumulated other comprehensive loss - see note (c)	(7.3)
Pre-tax gain on sale	81.8
Estimated tax expense (Note 1)	19.7
Estimated after-tax gain on sale	$62.1

Note (1) - The Company estimates that the tax effect of the gain will be offset by net operating loss carryforwards and other tax attributes, which is reflected as an increase to deferred tax liabilities recorded within Other noncurrent liabilities in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024.

For purposes of the Unaudited Pro Forma Condensed Consolidated Balance Sheet, the estimated pro forma gain on disposal is recognized in Shareowners’ Equity based on the historical net carrying value as of September 30, 2024, of the Divested Business rather than as of the closing date of the Transaction. The final gain on disposition will be calculated based on the final amount of consideration received, carrying value of the Divested Business at the closing date, and the finalization of the Company’s current fiscal year tax provision. As a result, the pro forma gain reflected herein may differ from the actual gain on the Transaction recorded as of the closing date.

The estimated pro forma gain on disposal has not been reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Operations, as this amount pertains to discontinued operations and does not have a continuing impact on the Company’s consolidated results.

e)
The adjustment of $7.5 million represents the estimated net transaction and closing costs incurred and expected to be incurred subsequent to September 30, 2024.
f)
Cash awards of $23.0 million will be paid to certain employees as of the Transaction Date by the Company. As of September 30, 2024, $16.4 million is accrued to Current liabilities held for sale from discontinued operations with the remaining $6.6 million ($5.0 million after-tax) recorded as an increase to accumulated deficit.
g)
In conjunction with the Transaction, the Company has entered into a TSA with Purchaser. The TSA outlines the terms under which the Company will provide certain post-closing services on a transitional basis for an initial period of up to 7 months, with no option to extend. The financial statements reflect a pro forma adjustment resulting in a reduction of $0.7 million and $0.1 million to Cost of services and products and Selling, general and administrative, respectively, representing fixed fees, exclusive of variable amounts, for the year ended December 31, 2023.
h)
Reflects the estimated income tax impact of the adjustments at the applicable statutory income tax rates in effect within the respective tax jurisdictions during the period presented.